Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies
Commitments and Contingencies

22.Commitments and Contingencies

(a)Commitments

The Company leases office space, staff quarters and certain equipment under non-cancelable operating lease agreements, which expire at various dates through December 2022. As of December 31, 2014, future minimum lease under non-cancelable operating lease agreements, capital commitments and other commitment related to content and services purchases were as follows (in thousands):

	Rental Commitments	Server Custody Fee Commitments	Capital Commitments	Office Machines and Other Commitments	Total
	RMB	RMB	RMB	RMB	RMB
2015	81,500	17,104	208,356	65,525	372,485
2016	33,428	312	19,629	4,752	58,121
2017	22,898	12	2,018	4,597	29,525
2018	2,287	—	—	4,563	6,850
Beyond 2018	5,791	—	—	—	5,791
	145,904	17,428	230,003	79,437	472,772

For the years ended December 31, 2012, 2013 and 2014, the Company incurred rental expenses in the amounts of approximately RMB59.8  million, RMB59.6 million and RMB79.4 million, respectively.

Additionally, in August 2008, Blizzard agreed to license to Shanghai EaseNet on an exclusive basis in China three personal computer strategy games and its Battle.net platform. The term of the license will be three years, with an additional one year extension upon agreement of the parties, commencing from the commercial release of StarCraft II: Wings of Liberty in China in April 2011. In April 2014, Blizzard and Shanghai EaseNet agreed to extend the term of the StarCraft II series license agreement for another additional three years commencing from April 2014. In April 2009, Blizzard and the Company announced that Blizzard’s World of Warcraft would also be licensed to Shanghai EaseNet in the PRC for a term of three years following the expiration of its previous license agreement on June 5, 2009 with another game operator. In March 2012, Blizzard and Shanghai EaseNet renewed the license agreement of World of Warcraft, and extended the license period to another three-year period commencing from September 2012. In July 2013, Shanghai EaseNet obtained the right to operate Hearthstone: Heroes of Warcraft in China from Blizzard. The term of the license is three years, with an additional one year extension upon agreement of the parties, commencing from January 2014. Under these license agreements, Shanghai EaseNet is required to pay license fees (except Hearthstone: Heroes of the Warcraft for which no license fee is required to be paid), royalties and consultancy fees (except Hearthstone: Heroes of the Warcraft for which no consultancy fee is required to be paid) to Blizzard for the games, and it also has a minimum marketing expenditure commitment. In accordance with the above-mentioned license agreements, the Company has incurred an overall commitment totaling approximately RMB4.4billion. As of December 31, 2014, the Company’s outstanding commitments under these license agreements totaled RMB1.7 billion which can be summarized as follows (in millions):

RMB
2015	1,181
2016	509
Total	1,690

Furthermore, under a license agreement entered into in November 2012, Blizzard agreed to license to Shanghai EaseNet the exclusive right to operate Heroes of the Storm™ in the PRC for a period of three years commencing from the game’s commercial release. Additionally, in June 2014, Blizzard and Shanghai EaseNet entered into a license agreement, which allows Shanghai EaseNet to obtain the exclusive right to operate Diablo® III in the PRC for a period of two years from the game’s commercial release. The Company expects to incur a commitment totaling approximately RMB765.1 million (US$123.3 million), including royalty to Blizzard and minimum marketing expenditure for these two games. As of December 31, 2014, Heroes of the Storm and Diablo III had not been commercially launched yet in the PRC.

In addition, Shanghai EaseNet is also obligated to purchase or lease certain prescribed hardware and then make such prescribed hardware available to fulfill its obligations under the license agreements with Blizzard in the aggregate amount of up to approximately RMB198.5  million over the remaining term of licenses as of December 31, 2014. This amount represents the maximum expenditure Shanghai EaseNet would have to make for the prescribed hardware, but it may not be required to spend this amount in order to satisfy its obligations with respect to such hardware.

With respect to the above commitment table related to Blizzard licensed games, the Company has guaranteed the foregoing amounts if and to the extent Shanghai EaseNet has insufficient funds to make such payments. The Company will be entitled to reimbursement of any amounts paid for the marketing of the games and for hardware support to operate the games under the guarantee from any net profits subsequently generated by Shanghai EaseNet, after the deduction of, among other things, various fees and expenses payable to Blizzard, the Company and the joint venture with Blizzard which provides technical services to Shanghai EaseNet.

(b)Litigation

From time to time, the Company is involved in claims and legal proceedings that arise in the ordinary course of business. Based on currently available information, management does not believe that the ultimate outcome of these unresolved matters, individually and in the aggregate, is reasonably possible to have a material adverse effect on the Company’s financial position, results of operations or cash flows. However, litigation is subject to inherent uncertainties and the Company’s view of these matters may change in the future. Were an unfavorable outcome to occur, there exists the possibility of a material adverse impact on the Company’s financial position, results of operations or cash flows for the period in which the unfavorable outcome occurs, and potentially in future periods.